                                                                    Exhibit 99.1


FPA Medical Management Inc.
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
Cumulative Totals

                                            ---------------------------------------------
                                                    For the Period 7/19 to 8/24/98
                                            ---------------------------------------------
                                             Projected (1)      Actual (1)     Difference
                                            ---------------------------------------------
                                                   A                B          C = B - A
                                            ---------------------------------------------
BEGINNING CASH BALANCE                        $ 1,718,745      $ 1,322,908    $ (395,837)

Cash Receipts:
--------------
  Fee For Service Billings                     25,525,507       23,477,154    (2,048,353)
  Claims & Capitation                          25,147,157       18,506,124    (6,641,033)
  Reimbursement                                         -        2,377,522     2,377,522
  Medicare A/R Collections                              -                -             -
                                            ---------------------------------------------
    Total Cash Receipts                        50,672,664       44,360,800    (6,311,864)

Cash Disbursements:
-------------------
  Employee/Physician Payroll                   27,090,333       33,078,710     5,988,378
  Catch-up payments to Doctors                    228,822                -      (228,822)
  Insurance (2)                                 1,464,950        2,098,081       633,131
  Claims & Capitation                          17,839,742        5,523,442   (12,316,300)
  Patient Refunds                                 395,000          285,460      (109,540)
  Rent                                          1,914,339        2,261,826       347,487
  Utilities                                       190,326          147,719       (42,607)
  Bank Lock-Box Account Fees                       17,500              229       (17,272)
  Medical Supplies                                395,300          190,699      (204,601)
  Trade Accounts Payable                       11,555,407        4,160,016    (7,395,390)
                                            ---------------------------------------------
    Total Cash Disbursements                   61,091,718       47,746,181   (13,345,537)

Net Cash Flow from Operations                 (10,419,054)      (3,385,381)    7,033,673

Financing Charges (3)                          (2,080,274)      (1,577,233)      503,041
Stop Loss Insurance (3)                          (475,000)        (476,091)       (1,091)
Retention Costs                                         -                -             -
Utility Company Deposits                          (43,523)               -        43,523
Professional Fee Retainers                              -                -             -
Professional Fees (3)                                   -         (146,315)     (146,315)
Repayment to HPI (3)                           (1,000,000)      (1,000,000)            -

DIP Loan Proceeds (4)                          14,132,038       11,100,000    (3,032,038)

ENDING CASH BALANCE                           $ 1,832,932      $ 5,837,888   $ 4,004,956

                                            ---------------------------------------------


1) The projected data reflected herein is based upon the Final DIP Budget submitted to the Court on July 20, 1998, as amended on August 28, 1998. The actual data reflected herein is based upon the actual data reported to the Bank Group in the Weekly Cash Flow Budgets.

2) Insurance expense includes $1,484,789 expended in the week of 7/27 to 7/31/98 for Medical Malpractice expense incurred at the FPA Corporate level only.

3) Amounts for Financing Charges, Stop Loss Insurance, and Professional Fees are generally reflected at the FPA Corporate level only. Additionally, Intercompany transfers occuring between Sterling Healthcare Group, Inc.and FPA Corporate are not separately reflected herein.

4) The amount is exclusive of $22,000,000 received by the Debtor and Utilized to repay a prepetition secured claim known as the "Sterling Loan Facility" pursuant to an Order of Court.

Sterling Healthcare Group, Inc.
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
Cumulative Totals


                                           -------------------------------------------------------
                                                        For the Period 7/19 to 8/24/98
                                           -------------------------------------------------------
                                                 Projected             Actual         Difference
                                           -------------------------------------------------------
                                                     A                    B            C = B - A
                                           -------------------------------------------------------
BEGINNING CASH BALANCE                          $   247,847         $ (2,457,911)    $ (2,705,758)

Cash Receipts:
--------------
  Fee For Service Billings                       21,400,000           18,193,369       (3,206,631)
  Claims & Capitation                                     -                    -                -
  Reimbursement                                           -                    -                -
  Medicare A/R Collections                                -                    -                -
                                           -------------------------------------------------------
    Total Cash Receipts                          21,400,000           18,193,369       (3,206,631)

Cash Disbursements:
-------------------
  Employee/Physician Payroll                     13,057,084           12,534,215         (522,869)
  Catch-up payments to Doctors                            -                                     -
  Insurance                                          66,072                6,770          (59,302)
  Claims & Capitation                                     -                                     -
  Patient Refunds                                   335,000              284,309          (50,691)
  Rent                                              116,806              115,287           (1,519)
  Utilities                                          30,000               31,181            1,181
  Bank Lock-Box Account Fees                         17,500                    -          (17,500)
  Medical Supplies                                        -                  617              617
  Trade Accounts Payable                          2,302,500            2,676,872          374,372
                                           -------------------------------------------------------
    Total Cash Disbursements                     15,924,962           15,649,250         (275,712)

Net Cash Flow from Operations                     5,475,038            2,544,118       (2,930,920)

Net DIP Advance                                           -            6,437,928        6,437,928
Financing Charges                                         -             (127,278)        (127,278)

Intercompany Transfer                               507,000           (3,322,739)      (3,829,739)

DIP Loan Proceeds                                         -                    -                -

ENDING CASH BALANCE                             $ 2,844,347          $ 3,074,119        $ 229,772

                                           -------------------------------------------------------

Calif. (Axminster)
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
Cumulative Totals

                                           -------------------------------------------------------
                                                         For the Period 7/19 to 8/24/98
                                           -------------------------------------------------------
                                                   Projected          Actual          Difference
                                           -------------------------------------------------------
                                                       A                 B             C = B - A
                                           -------------------------------------------------------
BEGINNING CASH BALANCE                            $   (6,500)       $ 1,723,261       $ 1,729,761

Cash Receipts:
  Fee For Service Billings                            99,000            411,608           312,608
  Claims & Capitation                              1,386,000          1,378,655            (7,345)
  Reimbursement                                            -                  -                 -
  Medicare A/R Collections                                 -                  -                 -
                                           -------------------------------------------------------
    Total Cash Receipts                            1,485,000          1,790,263           305,263

Cash Disbursements:
  Employee/Physician Payroll                         732,000            511,074          (220,926)
  Catch-up payments to Doctors                             -                  -                 -
  Insurance                                                -                  -                 -
  Claims & Capitation                                477,250            506,367            29,117
  Patient Refunds                                          -                  -                 -
  Rent                                               157,500            115,731           (41,769)
  Utilities                                           27,000                  -           (27,000)
  Bank Lock-Box Account Fees                               -                  -                 -
  Medical Supplies                                    60,000              2,408           (57,592)
  Trade Accounts Payable                              24,000             65,195            41,195
                                           -------------------------------------------------------
    Total Cash Disbursements                       1,477,750          1,200,775          (276,975)

Agreed Cash Adjustments                                    -                  -                 -
                                                                              -
Less: Interest                                             -                  -                 -

Net Cash Flow                                          7,250            589,488           582,238

Intercompany Transfers                                     -         (1,752,302)       (1,752,302)

ENDING CASH BALANCE                               $ (257,000)       $   560,447       $   817,447

                                           -------------------------------------------------------

Cornerstone
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
Cumulative Totals


                                           ------------------------------------------------------
                                                         For the Period 7/19 to 8/24/98
                                           ------------------------------------------------------
                                                   Projected           Actual          Difference
                                           ------------------------------------------------------
                                                       A                  B            C = B - A
                                           ------------------------------------------------------
BEGINNING CASH BALANCE                             $ (23,500)        $ (20,207)        $   3,293

Cash Receipts:
--------------
  Fee For Service Billings                           668,000           345,068          (322,932)
  Claims & Capitation                                      -                 -                 -
  Reimbursement                                            -                 -                 -
  Medicare A/R Collections                                 -                 -                 -
                                           ------------------------------------------------------
    Total Cash Receipts                              668,000           345,068          (322,932)

Cash Disbursements:
-------------------
  Employee/Physician Payroll                         328,500           156,914          (171,586)
  Catch-up payments to Doctors                             -                 -                 -
  Insurance                                                -                 -                 -
  Claims & Capitation                                      -                 -                 -
  Patient Refunds                                          -                 -                 -
  Rent                                                22,500                 -           (22,500)
  Utilities                                            9,750                 -            (9,750)
  Bank Lock-Box Account Fees                               -                 -                 -
  Medical Supplies                                         -                 -                 -
  Trade Accounts Payable                             121,500            80,946           (40,554)
                                           ------------------------------------------------------
    Total Cash Disbursements                         482,250           237,860          (244,390)

Agreed Cash Adjustments                                    -                 -                 -

Less: Interest                                             -                 -                 -

Net Cash Flow                                        185,750           107,208           (78,542)

Intercompany Transfers                                     -           (87,000)          (87,000)

Ending Cash Balance                               $ (156,500)         $      -         $ 156,500

                                           ------------------------------------------------------

Florida (Clinics and Humana)
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
Cumulative Totals


                                           -------------------------------------------------------
                                                          For the Period 7/19 to 8/24/98
                                           -------------------------------------------------------
                                                   Projected           Actual          Difference
                                           -------------------------------------------------------
                                                       A                  B            C = B - A
                                           -------------------------------------------------------
BEGINNING CASH BALANCE                            $ (355,633)       $ 1,575,276       $ 1,930,909

Cash Receipts:
--------------
  Fee For Service Billings                         1,102,170            868,770          (233,400)
  Claims & Capitation                              7,261,691          1,655,014        (5,606,677)
  Reimbursement                                            -                                    -
  Medicare A/R Collections                                 -                                    -
                                           -------------------------------------------------------
    Total Cash Receipts                            8,363,861          2,523,784        (5,840,077)

Cash Disbursements:
-------------------
  Employee/Physician Payroll                               -          3,305,014         3,305,014
  Catch-up payments to Doctors                             -                                    -
  Insurance                                                -                                    -
  Claims & Capitation                              5,394,906              2,483        (5,392,423)
  Patient Refunds                                          -                                    -
  Rent                                                     -            605,175           605,175
  Utilities                                                -             72,107            72,107
  Bank Lock-Box Account Fees                               -                                    -
  Medical Supplies                                         -             63,710            63,710
  Trade Accounts Payable                           6,450,341            462,255        (5,988,087)
                                           -------------------------------------------------------
    Total Cash Disbursements                      11,845,247          4,510,742        (7,334,505)

Agreed Cash Adjustments                                    -                  -                 -

Less: Interest                                             -                  -                 -

Net Cash Flow                                     (3,481,386)        (1,986,958)        1,494,428

Intercompany Transfers                                     -            411,682           411,682

Ending Cash Balance                             $ (1,602,275)       $         -       $ 1,602,275

                                           -------------------------------------------------------

San Antonio (Gonzaba)
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
Cumulative Totals


                                          --------------------------------------------------------
                                                         For the Period 7/19 to 8/24/98
                                          --------------------------------------------------------
                                                 Projected            Actual           Difference
                                          --------------------------------------------------------
                                                      A                  B             C = B - A
                                          --------------------------------------------------------
BEGINNING CASH BALANCE                           $ (496,500)        $(2,795,651)      $(2,299,151)

Cash Receipts:
--------------
  Fee For Service Billings                          100,500             190,198            89,698
  Claims & Capitation                             1,976,000           4,343,615         2,367,615
  Reimbursement                                           -                                     -
  Medicare A/R Collections                                -                                     -
                                          --------------------------------------------------------
    Total Cash Receipts                           2,076,500           4,533,813         2,457,313

Cash Disbursements:
-------------------
  Employee/Physician Payroll                      1,202,500           2,974,821         1,772,322
  Catch-up payments to Doctors                            -                                     -
  Insurance                                          48,000              91,584            43,584
  Claims & Capitation                               536,000             695,595           159,595
  Patient Refunds                                         -                 610               610
  Rent                                              189,000             477,875           288,875
  Utilities                                          40,500              25,411           (15,089)
  Bank Lock-Box Account Fees                              -                   -                 -
  Medical Supplies                                  150,000              67,969           (82,031)
  Trade Accounts Payable                             37,500             119,071            81,571
                                          --------------------------------------------------------
    Total Cash Disbursements                      2,203,500           4,452,936         2,249,436

Agreed Cash Adjustments                                   -                                     -

Less: Interest                                            -                                     -

Net Cash Flow                                      (127,000)             80,877           207,877

Intercompany Transfers                                    -           2,714,774         2,714,774

Ending Cash Balance                              $ (524,500)        $         -       $   524,500

                                          --------------------------------------------------------

Meridian
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
Cumulative Totals


                                          --------------------------------------------------------
                                                       For the Period 7/19 to 8/24/98
                                          --------------------------------------------------------
                                                 Projected             Actual          Difference
                                          --------------------------------------------------------
                                                     A                    B            C = B - A
                                          --------------------------------------------------------
BEGINNING CASH BALANCE                          $ 2,640,000         $   438,212       $(2,201,788)

Cash Receipts:
--------------
  Fee For Service Billings                          750,000             615,161          (134,839)
  Claims & Capitation                             2,157,816           2,187,166            29,350
  Reimbursement                                           -                                     -
  Medicare A/R Collections                                -                                     -
                                          --------------------------------------------------------
    Total Cash Receipts                           2,907,816           2,802,327          (105,489)

Cash Disbursements:
-------------------
  Employee/Physician Payroll                      2,675,000           2,499,488          (175,512)
  Catch-up payments to Doctors                            -                                     -
  Insurance                                               -                                     -
  Claims & Capitation                             2,100,000             999,079        (1,100,921)
  Patient Refunds                                         -                 541               541
  Rent                                              632,000             554,020           (77,980)
  Utilities                                               -              14,351            14,351
  Bank Lock-Box Account Fees                              -                   -                 -
  Medical Supplies                                        -              50,352            50,352
  Trade Accounts Payable                            510,000             318,143          (191,857)
                                          --------------------------------------------------------
    Total Cash Disbursements                      5,917,000           4,435,974        (1,481,026)

Agreed Cash Adjustments                                   -                                     -

Less: Interest                                            -                                     -

Net Cash Flow                                    (3,009,184)         (1,633,647)        1,375,537

Intercompany Transfers                                    -           1,770,443         1,770,443

Ending Cash Balance                             $ 1,630,000         $   575,008       $(1,054,992)

                                          --------------------------------------------------------

Tentative & Closures
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
Cumulative Totals

                                       --------------------------------------------
                                              For the Period 7/19 to 8/24/98
                                       --------------------------------------------
                                        Projected        Actual          Difference
                                       --------------------------------------------
                                             A                B          C = B - A
                                       --------------------------------------------
Initial Cash Balance                    $ 1,594,031      $ 2,859,931   $ 1,265,900

Cash Receipts:
--------------
  Fee For Service Billings                1,405,837        2,852,980     1,447,143
  Claims & Capitation                    12,365,650        8,941,673    (3,423,977)
  Medicare & Collections                          -        2,377,522     2,377,522
                                       --------------------------------------------
    Total Cash Receipts                  13,771,487       14,172,175       400,688

Less: Cash Disbursements:
-------------------------
  Employee & Physician Payroll            9,095,249       11,097,184     2,001,935
  Catch-up payments to Doctors              228,822                -      (228,822)
  Insurance                               1,350,878          514,939      (835,939)
  Claims & Capitation                     9,331,586        3,319,919    (6,011,667)
  Patient Refunds                            60,000                -       (60,000)
  Rent                                      796,533          393,738      (402,795)
  Utilities                                  83,076            4,669       (78,407)
  Bank Lock Box                                   -              229           229
  Medical Supply                            185,300            5,643      (179,657)
  Other                                   2,109,566          437,535    (1,672,031)
                                       --------------------------------------------
    Total Cash Disbursements             23,241,009       15,773,855    (7,467,154)

Agreed Cash Adjustments

Less: Interest

Net Cash Flow                            (9,469,522)      (1,601,680)    7,867,842

Net DIP Advance                                            2,800,000     2,800,000

Intercompany Transfers                   (1,507,000)      (2,429,936)     (922,936)

Ending Cash Balance                    $ (9,382,491)     $ 1,628,315   $11,010,806

                                       --------------------------------------------




Source: Information reflected above was obtained from the books and records of FPA Medical Management Group, Inc.

Health Partners Inc.
================================================================================
DIP Budget
DIP Projected vs. Actual Cash Flows
Cumulative Totals

                                       --------------------------------------------
                                                For the Period 7/19 to 8/24/98
                                       --------------------------------------------
                                           Projected       Actual        Difference
                                       --------------------------------------------
                                               A              B           C = B - A
                                       --------------------------------------------
Initial Cash Balance                       $      -       $2,229,932      $      -

Cash Receipts:
--------------
  Fee For Service Billings                        -        4,477,989             -
  Claims & Capitation                             -        3,622,373             -
  Medicare & Collections                          -                              -
                                       --------------------------------------------
    Total Cash Receipts                           -        8,100,362             -

Less: Cash Disbursements:
-------------------------
  Employee & Physician Payroll                    -        4,586,075             -
  Catch-up payments to Doctors                    -          215,425             -
  Insurance                                       -          266,089             -
  Claims & Capitation                             -        1,964,346             -
  Patient Refunds                                 -           12,327             -
  Rent                                            -          330,742             -
  Utilities                                       -           11,889             -
  Bank Lock Box                                   -                              -
  Medical Supply                                  -          166,126             -
  Other                                           -          844,403             -
                                       --------------------------------------------
    Total Cash Disbursements                      -        8,397,422             -

Agreed Cash Adjustments

Less: Interest

Net Cash Flow                                     -         (297,060)            -

Net DIP Advance                                                                  -

Intercompany Transfers                            -        1,000,000             -

Ending Cash Balance                        $      -       $2,932,872      $      -
                                       --------------------------------------------



General:
--------

Health Partners Inc. is reported for cash flow purposes as a stand alone entitiy. These transactions are not included as a part of the FPA Medical Management, Inc. roll-up.